SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               UNITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                ---------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------

        (5)     Total fee paid:

                ---------------------------------------------------------------

[ ]     Fees paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

                --------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:

                --------------------------------------------------------------

         3)     Filing Party:

                --------------------------------------------------------------

         4)     Date Filed:

                --------------------------------------------------------------

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                                                                    May 5, 2000

Dear Unity Bancorp, Inc. Stockholder:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") to be held on May 26, 2000 at 10:00 a.m. at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey.

     At the Annual Meeting, stockholders will be asked to elect two members to the Board of Directors.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

     On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.


                                   Sincerely yours,




                               /s/ ROBERT J. VAN VOLKENBURGH
                               ------------------------------
                                   Robert J. Van Volkenburgh
                                   Chairman of the Board and
                                   Chief Executive Officer

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 26, 2000

     Notice is hereby given that the 2000 Annual Meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") will be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, May 26, 2000 at 10:00 a.m., for the purpose of considering and voting upon the following matters:

     1. The election of the two nominees named in the accompanying Proxy Statement to serve as directors of the Company for the term of office specified and until their successors are duly elected and qualified.

     2. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     Stockholders of record at the close of business on April 19, 2000 are entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


                                            By Order of the Board of Directors





                                        /s/ ROBERT J. VAN VOLKENBURGH
                                        ------------------------------
                                            Robert J. Van Volkenburgh
                                            Chairman of the Board and
                                            Chief Executive Officer

May 5, 2000
Clinton, New Jersey

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 26, 2000

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Unity Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting to be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, on May 26, 2000, at 10:00 a.m. New Jersey time, and at any adjournments thereof. These proxy materials are first being mailed on or about May 5, 2000, to holders of record on April 19, 2000 (the "Record Date") of the Company's common stock, no par value (the "Common Stock").

     A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

     All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 3,861,568 shares of Common Stock. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

     All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                              ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at five. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. In July, 1999, John Tremblay resigned from his positions as President, Chief Operating Officer and director of the Company and the Bank in order to pursue other business opportunities. Mr. Tremblay had been a director since 1997. Jeremy S. Rosen, DDS, has been appointed by the Board to complete Mr. Tremblay's term, subject to regulatory clearance.

     Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of the nominees listed below for the term set forth for such nominees and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named below, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The following tables set forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                                 TABLE I -- NOMINEES FOR 2000 ANNUAL MEETING

=============================================================================================================
NAME, AGE AND POSITION WITH            PRINCIPAL OCCUPATION DURING PAST               DIRECTOR        TERM
COMPANY(1)                             FIVE YEARS                                     SINCE(2)        EXPIRES
-------------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh,             Chairman of the Board and Chief                1990            2003
57, Chairman of the Board and          Executive Officer of the Company;
Chief Executive Officer                Chairman of the Board of the Bank;
                                       Chief Executive Officer of Total
                                       Packaging Corporation and Best
                                       Packaging & Design Corp.
-------------------------------------------------------------------------------------------------------------
Charles S. Loring, 58, Director        Owner, Charles S. Loring, CPA                  1990            2003
                                       (Accountants)
=============================================================================================================



                             TABLE II -- DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                                            BEYOND THIS ANNUAL MEETING

===============================================================================================================
NAME, AGE AND POSITION WITH                     PRINCIPAL OCCUPATION DURING            DIRECTOR       TERM
COMPANY(1)                                      PAST FIVE YEARS                        SINCE(2)       EXPIRES
---------------------------------------------------------------------------------------------------------------
Jeremy S. Rosen, 34                             Dentist                                 2000(3)        2001
Director
---------------------------------------------------------------------------------------------------------------
David D. Dallas, 45                             Vice Chairman and Corporate             1990           2002
Vice Chairman and                               Secretary of the Company; Vice
Corporate Secretary                             Chairman of the Bank; Chief
                                                Executive Officer of Dallas Group
                                                of America (Chemicals)
---------------------------------------------------------------------------------------------------------------
Peter P. De Tommaso, 74                         Retired President Home Owners           1991           2002
Director                                        Heaven, Inc. (Hardware and
                                                Lumber Retail)

===============================================================================================================


(1) Each director of the Company is also a director of the Bank.

(2) Includes prior service on Board of Directors of Bank

(3) Pending regulatory clearance.

     No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 1999, the Board of Directors of the Company held ten (10) meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

     The Company maintains an Audit Committee of the Board of Directors which consisted of Messrs. C. Loring, D. Dallas, and P. DeTommaso during the fiscal year ended December 31, 1999. The Audit Committee arranges for the annual financial statement audit through the Company's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives reports of examinations of the Bank through internal audits, analyzes such internal reports, receives reports of regulatory examinations of the Company and the Bank by the applicable regulatory agencies, analyzes such reports, and reports to the Board of Directors the results of this analysis. The Audit Committee met four (4) times in 1999.

     The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their service on the Company's Board. However, Directors of the Company are eligible to participate in the 1994 Stock Option Plan, the 1997 Stock Bonus Plan, the 1998 Stock Option Plan and the 1999 Stock Option Plan, all as described below.

     Directors receive $300 for attendance at each Bank Board of Directors meeting and $150 for attendance at each Bank Committee meeting. During 1999, Mr.
D. Dallas received an annual retainer of $100,000 payable monthly for his service as Vice Chairman of the Board.

     In 1999, the Bank discontinued its previous practice of providing non-employee directors of the Bank and each Committee Chairman with an annual stipend, and now Directors only receive the per meeting fees discussed above.

     The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "Directors Plan") which provides for options to purchase shares of Common Stock to be issued to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual directors to whom options are granted under the Non-Employee Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Non-Employee Plan and the exercise price therefor. For the fiscal year ended December 31, 1999, no options were granted to non-employee directors under the Non-Employee Plan.

     The Company maintains the 1994 Stock Bonus Plan under which 25,548 shares of Common Stock are currently reserved for issuance. The Company's officers and other key employees of the bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Stock Bonus Plan. The Company's Board of Directors administers and supervises the Stock Bonus Plan. The Board has the authority to determine the key employees or directors who will receive awards under the Plan and the number of shares awarded to each recipient. During 1999, members of the Company's Board of Directors received no grants of Common Stock under the 1994 Bonus Plan.

     The Company maintains the 1997 Stock Bonus Plan under which the Board of Directors may authorize grants of up to 78,750 shares of Common Stock in the form of bonuses. Members of the Board of Directors and executive officers of the Company, the Bank and any subsidiaries the Company may acquire or form in the future may be eligible to participate in the 1997 Stock Bonus Plan. The 1997 Stock Bonus Plan is administered by the Company's Board of Directors, which has the authority to determine the participants to whom bonuses will be granted, the amount of any bonus, and any terms and conditions which may be attached to any shares underlying a bonus. During 1999, members of the Company's Board of Directors received grants of 21,069 shares of Common Stock under the 1997 Bonus Plan.

     The Company maintains the 1997, the 1998 and the 1999 Stock Option Plans under which options to purchase shares of the Company's Common Stock may be granted to members of the Board of Directors and executive officers of the Company, the Bank, and any subsidiaries which the Company may establish in the future. The terms of all three plans are substantially similar. The Plans are administered by the Board of Directors of the Company, which has the authority to select the parties to whom stock options will be granted. Options granted under the Plans may either be incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Stock Options granted under the Plans which are incentive stock options must have an exercise price of 100% of the fair market value of the Company's stock on the date of grant, and non-qualified options may have an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant, with the actual exercise price determined by the Board of Directors. The 1997 Stock Option Plan provides for the grant of options for up to 78,750 shares of Common Stock, the 1998 Plan provides for the grant of options for up to 236,250 shares of Common Stock and the 1999 Plan provides for the grant of options for up to 300,000 shares of Common Stock. In 1999, no members of the Board of Directors of the Company received grants of options to purchase shares of Common Stock under these Plans.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following tables set forth, as of March 31, 2000, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and officers of the Company as a group.


===================================================================================================
                                          THE COMPANY
===================================================================================================
       NAME AND POSITION                                 NUMBER OF SHARES                PERCENT
         WITH COMPANY                                    BENEFICIALLY OWNED (1)          OF CLASS
---------------------------------------------------------------------------------------------------
David D. Dallas, Vice Chairman and Corporate Secretary       507,123(2)                  12.68%
---------------------------------------------------------------------------------------------------
Peter P. DeTommaso, Director                                 190,108(3)                   4.90%
---------------------------------------------------------------------------------------------------
Anthony J. Feraro, Executive Vice President and
Chief Operating Officer of the Bank                           15,500(4)                   0.40%
---------------------------------------------------------------------------------------------------
Kevin Killian, Executive Vice President, Chief
Financial Officer                                             32,627(5)                   0.84%
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
Charles S. Loring, Director                                    133,266(6)                 3.43%
---------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh, Director and Chief
Executive Officer                                              736,739(7)                18.11%
---------------------------------------------------------------------------------------------------
Directors and Executive Officers of the Company as
a Group (6  persons)                                         1,615,363(8)                37.66%
===================================================================================================
5% Shareholders:
---------------------------------------------------------------------------------------------------
Robert Dallas, Director of the Bank                            455,495(9)                11.47%
===================================================================================================


(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 60,769 shares issuable upon the exercise of immediately exercisable options held by Mr. Dallas and 6,900 shares issuable upon the conversion of preferred shares. Also includes 6,743 shares held by Jessica Lynn Dallas and 6,743 shares held by David Tyler Dallas, Mr. Dallas' minor children. Shares also disclosed as beneficially owned by Mr. Dallas include 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust, 101,295 shares held by Dallas Group of America, Inc., 105,478 shares and 69,000 shares issuable upon the conversion of preferred shares held by Dallas Financial Holdings, LLC and 28,666 shares held by Trenton Liberty Ins. Co. These shares are also disclosed as beneficially owned by Mr. Robert Dallas.

(3) Includes 163,210 shares owned jointly with Mr. DeTommaso's spouse. Also includes 12,412 shares issuable upon the exercise of immediately exercisable options and 9,660 shares issuable upon conversion of preferred shares.

(4) Includes 100 shares held by Mr. Feraro's spouse in her own name. Also includes 13,800 shares issuable upon conversion of preferred shares.

(5) Includes 23,925 shares issuable upon the exercise of immediately exercisable options held by Mr. Killian and 6,900 shares issuable upon conversion of preferred shares.

(6) Includes 9,898 shares held by Mr. Loring's spouse in her own name, 21,600 shares owned jointly with his spouse, and 12,048 shares held by The Loring Partnership. Mr. Loring disclaims beneficial ownership of the shares held by his spouse. Also includes 11,278 shares purchasable upon the exercise of immediately exercisable options and 6,900 shares issuable upon conversion of preferred shares.

(7) Includes 108,064 shares held by Mr. Van Volkenburgh's spouse in her own name, 19,499 shares owned jointly by Mr. Van Volkenburgh and his spouse, 33,882 shares and 31, 887 shares held by

     Total Packaging Corporation and Best Packaging & Design Corp., respectively, corporations owned by Mr. Van Volkenburgh, and 29,531 shares held in a brokerage account for the benefit of Mr. Van Volkenburgh. Also includes 123,704 shares issuable upon exercise of immediately exercisable options and 82,800 shares issuable upon conversion of preferred shares. Mr. Van Volkenburgh disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 6,890 shares held by RJV Capital Management LLC, a limited liability company owned by Mr. Van Volkenburgh.

(8) Includes 232,088 shares issuable upon the exercise of immediately exercisable options and 195,960 shares issuable upon conversion of preferred shares.

(9) Includes 6,587 shares held by Mr. Dallas' son, 35,176 shares issuable upon the exercise of immediately exercisable options held by Mr. Dallas and 6,900 shares issuable upon the conversion of preferred shares. Also disclosed as beneficially owned by Mr. Dallas are 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust, 101,295 shares held by Dallas Group of America, Inc., 105,478 shares and 69,000 shares issuable upon the conversion of preferred shares held by Dallas Financial Holdings, LLC and 28,666 shares held by Trenton Liberty Ins. Co. These shares are also disclosed as beneficially owned by Mr. David Dallas.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                                            SUMMARY COMPENSATION TABLE
                                          CASH AND CASH EQUIVALENT FORMS
                                                  OF REMUNERATION

=============================================================================================================================
                                                                                                           LONG-TERM
                                                          ANNUAL COMPENSATION                            COMPENSATION
                                          -----------------------------------------------------------------------------------
                                                                                                         AWARDS
                                                                                               ------------------------------
                                                                               OTHER                             SECURITIES
                                                                              ANNUAL           RESTRICTED        UNDERLYING
NAME AND PRINCIPAL                             SALARY         BONUS           COMPEN-          STOCK             OPTIONS/
POSITION                         YEAR            ($)           ($)          SATION($)(1)       AWARD(S) ($)      SARS (#)
-----------------------------------------------------------------------------------------------------------------------------
Robert J. Van                    1999         280,000      114,718(3)         6,450                0                 --
Volkenburgh,                     1998         125,000(2)   124,658(4)         6,150                0               94,763
Chairman and Chief               1997         100,000(2)    60,188(5)         7,800                0               14,175
Executive Officer
-----------------------------------------------------------------------------------------------------------------------------
David D. Dallas,                 1999         100,000(6)    76,490(7)         6,300                0                 --
Vice Chairman and                1998          62,500(6)    85,693(8)         6,150                0               41,475
Corporate Secretary              1997          50,000(6)    36,781(9)         8,400                0                9,450
-----------------------------------------------------------------------------------------------------------------------------
Anthony J. Feraro,
Chief Operating                  1999          33,065(10)       --              --                 0                 --
Officer and Executive
Vice President
-----------------------------------------------------------------------------------------------------------------------------
Kevin J. Killian,                1999         112,121        2,440(11)          --                 0                5,000
Chief Financial                  1998          41,735(12)       --              --                 0                8,925
Officer and Executive
Vice President
=============================================================================================================================



(1) Other annual compensation includes director fees, insurance premiums and the personal use of Bank automobiles.

(2)  Consists of Mr. Van Volkenburgh's annual retainer as Chairman of the Board.

(3) This bonus represents the value of 10,713 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

(4) This bonus represents the value of 9,450 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

(5) This bonus represents the value of 4,500 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

(6)  Consists of Mr. Dallas's annual retainer as Vice Chairman.

(7) This bonus represents the value of 7,143 shares issued to Mr. Dallas under the Company's 1997 Stock Bonus Plan.

(8) This bonus represents the value of 6,496 shares issued to Mr. Dallas under the Company's 1997 Stock Bonus Plan.

(9) This bonus represents the value of 4,331 shares issued to Mr. Dallas under the Company's 1997 Stock Bonus Plan.

(10) Mr. Feraro was hired in as the Company's Chief Operating Officer and Executive Vice President in November 1999. Pursuant to Mr. Feraro's employment agreement, he is to receive an annual salary of $250,000, subject to increase, as well as certain bonus payments. See "Employment Agreements."

(11) This bonus represents the value of 227 shares issued to Mr. Killian under the Company's 1994 Stock Bonus Plan.

(12) Mr. Killian was hired as the Company's Chief Financial Officer in July
     1998.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Van Volkenburgh to serve as the Company's Chairman and Chief Executive Officer. Mr. Van Volkenburgh's agreement provides for a three-year term, automatically renewable on each anniversary date for an additional one year period unless, ninety days prior to such anniversary date, either party provides written notice of its intention not to renew. The employment agreement provides that Mr. Van Volkenburgh will receive an annual base salary, to be reviewed annually by the Board of Directors. Mr. Van Volkenburgh's initial salary under the agreement is $280,000, plus an annual bonus as determined by the Board of Directors. The agreement permits the Company to terminate Mr. Van Volkenburgh's employment for "cause" at any time. The agreement defines "cause" to mean personal dishonesty, incompetence, wilful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, wilful violation of any law, rule or regulation (other than traffic violations or similar offenses), final cease and desist order, or material breach of any provision of the agreement and any of which cause a material adverse impact upon the Company. In the event Mr. Van Volkenburgh is terminated for any reason other than cause, or in the event Mr. Van Volkenburgh resigns his employment because

     o he is reassigned to a position of lesser rank or status than Chairman of the Board and Chief Executive Officer; or

     o his place of employment is relocated by more than thirty miles from its location as of the date of the employment agreement or his compensation or other benefits are reduced; then

Mr. Van Volkenburgh or, in the event of death, his beneficiary will be entitled to severance pay in an amount equal to thirty-six (36) months of Mr. Van Volkenburgh's then current base salary. Mr. Van Volkenburgh's agreement further provides that upon the occurrence of a change in control, as defined in the agreement, Mr. Van Volkenburgh will be entitled to receive his then current base salary for a period of thirty-six (36) months, grossed-up for the tax impact. The employment agreement also prohibits Mr. Van Volkenburgh from competing with the Company for a period of one year following the termination of his employment.

     On October 18, 1999, the Bank entered into an employment agreement with Mr. Anthony J. Feraro to serve as Executive Vice President and Chief Operating Officer of the Bank. Mr. Feraro's agreement provides for a two-year term, automatically renewable on each anniversary date for an additional one-year period unless, 90 days prior to such anniversary date, either party provides written notice of its intention not to renew. The employment agreement provides that Mr. Feraro will receive an annual base salary, to be reviewed annually by the Board of Directors. Mr. Feraro's initial salary under the agreement is $250,000, plus an override commission equal to 25 basis points of the guaranteed portion of all small business administration loans originated by the Bank after January 1, 2000 up to a maximum commission of $75,000 per year. Mr. Feraro shall also be entitled to a performance bonus based upon mutually acceptable performance criteria in the year 2000 in the amount of up to $125,000. The agreement permits the Company to terminate Mr. Feraro's employment for cause at any time. The agreement defines cause to mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation or final cease and desist order for material breach of any provision of this agreement. In the event that Mr. Feraro is terminated for any reason other than cause during the first year of the agreement, Mr. Feraro shall be entitled to receive his then-current base salary for 12 months. If such termination occurs during the second year of his employment, Mr. Feraro shall be entitled to receive his then-current base salary, pro rated, for a period of nine months. Thereafter, if Mr. Feraro's employment is terminated without cause, Mr. Feraro will be entitled to receive his then-current base salary, pro rated, for a period of three months. Mr. Feraro has the right to terminate his employment upon the occurrence of a change in control and shall be entitled to receive a lump sum payment equal to his then-current base salary. The employment agreement also prohibits Mr. Feraro from competing with the Bank for a period of one year following the termination of his employment.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Company maintains a supplemental executive retirement plan for Mr. Van Volkenburgh. Under this plan, Mr. Van Volkenburgh will receive a retirement benefit equal to 60% of his average final compensation determined by his last three years of employment. In certain circumstances, such as in a change in control, Mr. Van Volkenburgh will be paid 60% of his "final scheduled compensation", which is calculated by taking his then current compensation and increasing it five percent (5%) per year for each year remaining until Mr. Van Volkenburgh reaches age 65. In this case, Mr. Van Volkenburgh will also receive a tax allowance. Annual retirement payments are to be made for 20 years under the supplemental executive retirement plan.

STOCK BENEFIT PLANS FOR EMPLOYEES

     The Company maintains the Company's 1994 Incentive Stock Option Plan (the "Employee Plan") under which 591 shares of common stock are currently reserved for issuance, subject to adjustments as set forth therein. The Company's officers and other key employees (including officers and employees who are directors), the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Employee Plan. The Board of Directors administers the Employee Plan, and has the authority to determine the key employees who will receive options under the Employee Plan, the terms and conditions of options granted under the Employee Plan and the exercise price therefor.

     The Company maintains the 1994 Stock Bonus Plan, under which 25,548 shares of common stock are currently reserved for issuance. The Company's officers and other key employees of the bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Stock Bonus Plan. The Company's Board of Directors administers and supervises the Stock Bonus Plan. The Board has the authority to determine the key employees or directors who will receive awards under the Plan and the number of shares awarded to each recipient.

     In addition, officers and employees are eligible to participate in both the 1997, 1998 and 1999 Stock Option Plans and the 1997 Stock Bonus Plan discussed under the heading "Compensation of Directors."

     The following table provides certain information concerning option grants in 1999:

=========================================================================================================
                                           INDIVIDUAL GRANTS
=========================================================================================================
                     NUMBER OF
                     SECURITIES          % OF TOTAL
                     UNDERLYING          OPTIONS/SARS
                     OPTIONS/SARS        GRANTED TO        EXERCISE OR                     PRESENT VALUE
                     GRANTED             EMPLOYEES IN      BASE PRICE      EXPIRATION       OF GRANT ON
                     (#)(1)              FISCAL YEAR        ($/SH)           DATE            DATE ($)(2)
---------------------------------------------------------------------------------------------------------
Kevin Killian          5,000                3.49             10.00            2009            $36,450
---------------------------------------------------------------------------------------------------------


(1) These options are not exercisable until the fifth anniversary of the date of grant.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0.0%; expected volatility of 90.0%; risk-free interest rate of 5.75%; and expected lives of 3 years and 8 months.

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. Stock options were exercised by such executive officers during 1999:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

====================================================================================================
                                                                                      VALUE OF
                                                                NUMBER OF            UNEXERCISED
                                                                SECURITIES           IN-THE-MONEY
                                                                UNDERLYING          OPTIONS/SARS
                                                                UNEXERCISED         AT FY-END ($)
                                                               OPTIONS/SARS AT      (BASED ON $6.00
                               SHARES                           FY-END (#)           PER SHARE)
                               ACQUIRED ON       VALUE         EXERCISABLE/         EXERCISABLE/
               NAME            EXERCISE (#)    REALIZED $     UNEXERCISABLE          UNEXERCISABLE
----------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh          0              0            123,704(E)               (1)
----------------------------------------------------------------------------------------------------
David D. Dallas                    0              0             60,769(E)               (1)
----------------------------------------------------------------------------------------------------
Anthony Feraro                     0              0                --                   --
----------------------------------------------------------------------------------------------------
Kevin J. Killian                   0              0          23,925(E)5,000(U)          (1)
====================================================================================================


(1) Based upon a $6.00 year end market price, none of these options were in the money at year end.


CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Company leases both its headquarters and its Scotch Plains office from partnerships consisting of Messrs. Van Volkenburgh, R. Dallas and D. Dallas. Under the leases for these facilities, the partnerships received in 1999 rental payments of $496,813. The Company believes that these rent payments reflect market rents and that the leases reflect terms which are comparable to those which could have been obtained in a lease with an unaffiliated third party. The annual base rent will increase by the higher of the Urban Consumer Price Index or 3% annually. In addition, the Company intends to lease additional space in its headquarters facility. The Company anticipates that the additional rental payments for this additional space will be comparable to rents which could have been obtained in comparable leases with unaffiliated third parties.

                        RECOMMENDATION AND VOTE REQUIRED

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1999 were KPMG, LLP, and the Company's Board of Directors has appointed KPMG, LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2000. KPMG, LLP has informed the Company that one or more of its representatives will be in attendance at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

     The Company's independent auditors for the fiscal years ended December 31, 1998 and December 31, 1997 were Arthur Andersen LLP. The Company dismissed Arthur Anderson LLP as its independent auditors effective April 30, 1999. The decision to dismiss Arthur Andersen LLP as its independent auditors was recommended by the Board of Directors and the Audit Committee. For the Company's fiscal years ended December 31, 1998 and 1997, there have been no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Arthur Andersen LLP's independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1998 and 1997 expressed an unqualified opinion.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2001 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2001 Annual Meeting must do so no later than December 15, 2000.

P                              UNITY BANCORP, INC.
R
O                              REVOCABLE PROXY FOR
X                        ANNUAL MEETING OF SHAREHOLDERS
Y                                 MAY 26, 2000

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors of Unity Bancorp, Inc. (the "Company"), to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, on Friday, May 26, 2000 at 10:00 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

                                                                     SEE REVERSE
                                                                         SIDE

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
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

                (This proxy is continued from the reverse side)


                                                               Please mark your
                                                           X   votes as in this
                                                               example.

     THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEE TO THE BOARD OF DIRECTORS.

     The Board of Directors recommends a vote for each of these proposals.

1. Election of the following two                          WITHHOLD
   (2) nominees to each serve on           FOR            AUTHORITY
   the Board of Directors for a            [ ]               [ ]
   term of three (3) years and
   until their successors are            2. In their discretion, such
   elected and duly qualified:              other business as may properly
   Robert J. Van Volkenburgh and            come before the meeting.
   Charles S. Loring

                                        Dated: __________________________, 2000.

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature



                                        (Please sign exactly as your name
                                        appears. When signing as an executor,
                                        administrator, guardian, trustee or
                                        attorney, please give your title as
                                        such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

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